SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                          Date of Report: July 20, 2004
                        (Date of earliest event reported)

                            Stillwater Mining Company
               (Exact Name of Registrant as Specified in Charter)

           Delaware                       0-7704                  81-0480654
(State or Other Jurisdiction         (Commission File           (IRS Employer
      of Incorporation)                  Number)             Identification No.)

                  536 East Pike Avenue, Columbus, Montana 59019
                  ---------------------------------------------
                    (Address of Principal Executive Offices)

                                 (406) 322-8700
              (Registrant's telephone number, including area code)

Item 5. Other Events and Required FD Disclosure.

(c)   Exhibits.

99.1  Press release issued on July 20, 2004 by Stillwater Mining Company.

                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            STILLWATER MINING COMPANY

Date: July 20, 2004                         By: /s/ John R. Stark
                                                --------------------------------
                                                Name:  John R. Stark
                                                Title: Vice President, Secretary
                                                       and General Counsel

                                    EXHIBITS

99.1  Press release issued on July 20, 2004 by Stillwater Mining Company.